UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

AMENDMENT NO. 1

Date of Report (Date of earliest event reported):  February 11, 2009

ST. LAWRENCE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-23266	38-3717938
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2370 Watson Court, Suite 100
Palo Alto, CA 94303
(Address of principal executive office)

(650) 585-6686
(Registrant's telephone number, including area code)

_______________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following information is herewith filed as an amendment to the Form 8-K dated December 22, 2008 mistakenly filed by the Company.

Item 5.02    Departures of Directors or Principal Officers; Election of Directors; Appointment ofPrincipal Officers

On December 22, 2008, the Company filed an 8-K that stated that Robert Mitchell was appointed as CEO, CFO and Chairman of the Company pursuant to a board meeting held on December 4, 2008.

The Company hereby states that the 8-K was improperly filed as no board meeting was held on December 4, 2008, appointing Robert Mitchell as CEO, CFO and Chairman.  No action has been taken by written consent appointing Mr. Mitchell to the Board or as an officer of the Company.

Mr. W. Benjamin Garst, Jr. has not resigned from the Board and has not resigned as an officer.  Mr. Garst continues at this time as the CEO, CFO and as the Chairman of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ W. Benjamin Garst, Jr.
W. Benjamin Garst, Jr.
CEO and CFO

February 11, 2009